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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 2003
                                                          ---------------

                               WMS INDUSTRIES INC.
               (Exact Name of Registrant as Specified in Charter)

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
               DELAWARE                                 1-8300                               36-2814522
    (State or Other Jurisdiction of            (Commission File Number)            (I.R.S. Employer Identification
            Incorporation)                                                                     Number)
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              800 SOUTH NORTHPOINT BLVD., WAUKEGAN, ILLINOIS 60085
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (847) 785-3000
                                                           --------------





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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On August 12, 2003, WMS Industries Inc. issued a press release discussing fourth quarter financial results and financial guidance, a copy of which is filed with this Current Report on Form 8-K as Exhibit 99.1. Shortly after the issuance of the August 12, 2003 press release, WMS Industries Inc. held a conference call with investors, analysts and others further discussing fourth quarter financial results and financial guidance, including a question and answer period. A transcript of that conference call is being filed with the SEC pursuant to this Current Report on Form 8-K and is attached to this report as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS

         Exhibits       Description
         --------       ------------

         99.1           Press Release of WMS Industries Inc. dated
                        August 12, 2003

         99.2 Transcript of WMS Industries Inc. Conference Call held on August 12, 2003

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information set forth in Item 5 is hereby incorporated by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WMS INDUSTRIES INC.



August 14, 2003                                By:  /s/ Kathleen J. McJohn
                                                    ----------------------------
                                                        Kathleen J. McJohn
                                                        Vice President, General
                                                        Counsel and Secretary

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EXHIBIT INDEX

EXHIBITS           DESCRIPTION
--------           -----------

99.1               Press Release of WMS Industries Inc. dated August 12, 2003

99.2 Transcript of WMS Industries Inc. Conference Call held on August 12, 2003